UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

STEVEN MADDEN, LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-23702	13-3588231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52-16 Barnett Avenue, Long Island City, New York	11104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 446-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SHOO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 21, 2025, Steven Madden, Ltd. (the “Company”) held the Company’s 2025 Annual Meeting of the Stockholders (the “Annual Meeting”). The holders of 69,415,522 shares of the Company’s issued and outstanding common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. The three proposals considered at the Annual Meeting are described in detail in the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 7, 2025 (the “Proxy Statement”). The final results for each proposal are set forth below.

Proposal Number 1. To elect the eleven nominees named in the Proxy Statement to the Board of Directors of the Company to serve as directors until the next annual meeting of the Company’s stockholders and until their successors are duly elected and qualified. Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Edward R. Rosenfeld	64,452,546	1,559,243	3,403,733
Peter A. Davis	63,144,205	2,867,584	3,403,733
Al Ferrara	65,582,170	429,619	3,403,733
Mitchell S. Klipper	65,375,890	635,899	3,403,733
Maria Teresa Kumar	65,374,993	636,796	3,403,733
Rose Peabody Lynch	62,155,017	3,856,772	3,403,733
Peter Migliorini	61,452,983	4,558,806	3,403,733
Arian Simone Reed	65,125,435	886,354	3,403,733
Ravi Sachdev	64,737,770	1,274,019	3,403,733
Robert Smith	62,104,963	3,906,826	3,403,733
Amelia Newton Varela	64,011,736	2,000,053	3,403,733

Proposal Number 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions
69,213,107	197,871	4,544

Proposal Number 3. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,965,052	952,687	94,050	3,403,733

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2025

STEVEN MADDEN, LTD.

By:	/s/ Edward R. Rosenfeld
Edward R. Rosenfeld
Chairman and Chief Executive Officer